Popular Income Plus Fund, Inc.

Schedule of Investments

March 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government General Obligations (10.33%)
$1,239,560	Commonwealth of Puerto Rico - Notes (Series 2022 A-1)(a)	0.000%	11/01/43	$539,209
87,250	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)(a)	0.000%	07/01/24	82,120
336,273	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)(a)	0.000%	07/01/33	190,430
261,303	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/33	234,894
201,586	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/37	170,559
274,081	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/41	222,178
285,039	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/46	222,110
145,186	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.250%	07/01/23	145,394
291,019	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.375%	07/01/25	295,501
288,383	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.625%	07/01/27	297,951
283,706	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.625%	07/01/29	296,178
275,559	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.750%	07/01/31	292,220

234,877	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/35	204,726

Total Puerto Rico Government General Obligations				$3,193,470
(Cost $3,538,437)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (13.50%)
$54,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/24	$51,061
138,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/27	113,381
134,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/29	99,798
172,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/31	114,735
194,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/33	116,439
1,850,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/46	483,479
1,508,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/51	291,613
732,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)	4.329%	07/01/40	666,155
142,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)	4.500%	07/01/34	140,155
22,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)	4.536%	07/01/53	19,418
72,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)	4.550%	07/01/40	67,332
528,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)	4.750%	07/01/53	482,962

294,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)	4.784%	07/01/58	266,848
1,338,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)	5.000%	07/01/58	1,259,957

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				4,173,333
(Cost $4,464,174)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (45.27%)(b)
$193,977	GNMA Pool 670407	5.000%	03/15/38	$191,991
624,341	GNMA Pool 609094	5.000%	06/15/38	631,553
772,969	GNMA Pool 609096	5.000%	06/15/38	784,603
1,182,209	GNMA Pool 702983	5.000%	02/15/39	1,222,619
2,417,663	GNMA Pool 711437(c)	5.000%	07/15/39	2,500,296
3,823,052	GNMA Pool 711455(c)	5.000%	09/15/39	3,953,767
2,622,728	GNMA Pool 711498(c)	5.000%	03/15/40	2,712,412
476,976	GNMA Pool 723741	5.000%	04/15/40	489,981
223,344	GNMA Pool 572047	5.500%	06/15/33	224,896
1,032,864	GNMA Pool 694133	5.500%	09/15/38	1,081,420
197,698	GNMA Pool 528139	6.000%	11/15/32	200,572
Total Puerto Rico GNMA Bonds				13,994,110
(Cost $13,568,696)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (37.32%)(d)
1,127,027	FNMA Pool 695403	5.000%	06/01/33	1,150,998
1,595,483	FNMA Pool 758527(c)	5.000%	03/01/34	1,615,799
2,233,891	FNMA Pool 849999	5.000%	01/01/36	2,281,471
1,043,228	FNMA Pool 993991	5.000%	07/01/39	1,065,500
2,035,356	FNMA Pool 994004	5.000%	08/01/39	2,078,807
333,636	FNMA Pool 932695	5.000%	03/01/40	337,423
308,217	FNMA Pool AC0850	5.000%	03/01/40	312,198
482,300	FNMA Pool 909106	5.500%	10/01/37	500,724
384,519	FNMA Pool 953110	5.500%	06/01/38	391,932
378,416	FNMA Pool 909239	5.500%	10/01/38	387,598
195,133	FNMA Pool 909107	6.000%	10/01/37	199,293
908,559	FNMA Pool 909109	6.000%	10/01/37	946,238
260,351	FNMA Pool 953093	6.000%	12/01/37	266,435
Total Puerto Rico Fannie Mae Bonds				11,534,416
(Cost $11,286,114)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (8.45%)(e)
436,905	FGLMC Pool B70769	5.000%	02/01/39	438,127
1,553,676	FGLMC Pool G05744	5.500%	01/01/36	1,609,927
549,500	FGLMC Pool A55971	5.500%	11/01/36	564,849

Principal Amount/Description	Rate	Maturity	Value
Total Puerto Rico Freddie Mac Bonds			2,612,903
(Cost $2,540,082)

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (17.44%)
$1,000,000	Bank of America Corp.(f)	3.824%	01/20/28	$955,404
500,000	Citigroup, Inc.(f)	3.887%	01/10/28	477,720
500,000	Bristol-Myers Squibb Co.	3.900%	02/20/28	490,415
500,000	Goldman Sachs Group, Inc.(f)	4.223%	05/01/29	479,147
1,000,000	JPMorgan Chase & Co.	4.250%	10/01/27	983,822
1,000,000	Lloyds Banking Group PLC	4.375%	03/22/28	949,163
1,000,000	Constellation Energy Generation LLC	6.250%	10/01/39	1,053,729
Total Corporate Bonds				5,389,400
(Cost $5,514,210)

Principal Amount/Description		Rate	Maturity	Value
US Government Sponsored Entities (4.89%)
1,000,000	Federal Farm Credit Banks Funding Corp.	3.950%	08/06/37	957,898
515,000	Federal Farm Credit Banks Funding Corp.	5.000%	09/22/38	553,179
Total US Government Sponsored Entities				1,511,077
(Cost $1,722,748)

Total Investments (137.20%)
(Cost $42,634,461)				$42,408,709

Liabilities in Excess of Other Assets (-37.20%)				(11,499,064)
NET ASSETS (100.00%)				$30,909,645

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
(d)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Reverse Repo Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
J.P. Morgan Chase & Co.	5.15%	03/16/2023	04/14/2023	$(4,324,000)
J.P. Morgan Chase & Co.	5.30%	03/23/2023	04/25/2023	(3,828,000)
J.P. Morgan Chase & Co.	5.30%	03/31/2023	04/03/2023	(3,375,000)
				$(11,527,000)

All agreements can be terminated by either party on demand at value plus accrued interest.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular Income Plus Fund, Inc. (the “Fund”) is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act. The Fund was incorporated on May 21, 2007, and started operations on June 27, 2007.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the tax advantages offered by Puerto Rico investment companies. There can be no assurance that the Fund will achieve its objectives.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund offers two classes of Common Stock: Class A shares and Class C shares. Class A and Class C shares are sold at their Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 2.50% for Class A shares. Class C shares have an initial sales charge of 1.00% in the first year only. Investors in any class of shares may open an account by making an initial investment of at least $3,000 for each account. Subsequent investments of at least $100 may be made for each Class.

Shares of each Class may be redeemed on each day of the week on which the NYSE is open for trading and banks in the Commonwealth of Puerto Rico are open for business at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption. Investors in Class C shares will pay a contingent deferred sales charge equal to 1.00% on redemptions made within 12 months of purchase.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exemption, by filing Registration Statement on Form N-1A with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exemption therefrom, in connection with any such offering. Once the Shares have been registered under the Securities Act, the Fund will publish a supplement advising its shareholders and interested investors that the Shares are again available for purchase.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments – All securities are presented at fair value, which is determined by ALPS Fund Services, Inc. (“Fund Administrator”), with the assistance of the Investment Adviser, Popular Asset Management LLC, on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors.

(b)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On August 4, 2022, the Board of Directors of the Fund appointed Popular Asset Management LLC, a subsidiary of Popular, Inc., as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.
●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgement of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Exchange Traded Funds (ETFs): ETFs are priced continuously during normal trading hours in an active exchange market. The NAV of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

Obligations of U.S. Government sponsored entities and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S agency securities are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable	Inputs Total
Puerto Rico GNMA Bonds	$–	$13,994,110	$–	$13,994,110
Puerto Rico Fannie Mae Bonds	–	11,534,416	–	11,534,416
Puerto Rico Freddie Mac Bonds	–	2,612,903	–	2,612,903
Puerto Rico Government General Obligations	–	3,193,470	–	3,193,470
Puerto Rico Government Instrumentalities Tax Exempt Notes	–	4,173,333	–	11,527,000
US Government Sponsored Entities	–	1,511,077	–	1,511,077
Corporate Bonds		5,389,400		5,389,400
Total	$–	$42,408,709	$–	$42,408,709

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

There were no purchase, sale or transfers into or out of level 3 securities during the period ended March 31, 2023.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of March 31, 2023, there were no temporary cash investments.

NOTE 3. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 4. RISKS AND UNCERTAINTIES

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's prospectus and statement of additional information provide details of the risks the Fund is subject to. The below is a summary of certain risks which could affect the Fund’s performance.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.